UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 5, 2006

STELLAR RESOURCES, LTD.
(Exact name of registrant as specified in its charter)

Nevada                                0-51400                       98-0373867
(State or jurisdiction                  (Commission                (I.R.S. Employer
of incorporation)                       File Number)                Identification No.)

3155 E. Patrick Lane, Suite 1, Las Vegas, Nevada                           89119
(Address of principal executive offices)                                                 (Zip Code)

Registrant’s telephone number, including area code:                               702-898-6004

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 . 14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240 .14d-2(b))
[  ]    Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240 . 13e-4(c))

Item 502. Departure of Directors or Principal Officers: Election of Directors: Appointment of Principal Officers.

On October 3rd, 2006, Stellar Resources, Ltd. (the “Company”) announced that Andrew Reid, is resigning his positions as Chief Executive Officer and President, and Jon Stewart is resigning in his position as a Director of the Board of Directors of the Company effective October 3rd, 2006.  During this transition, we are pleased that, Kathy Whyte, will take the position as Chief Executive Officer and President and Dean Sellars, as a Director, whom have both supported the Company for a number of years, will step up and help direct their involvement in key decisions being made at the Company.

Item 9.01 Financial Statements and Exhibits

Exhibit No.                 Description
99.1                             Press Release dated October 3rd , 2006.

SIGNATURE

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 5thday of October, 2006.

STELLAR RESOURCES, LTD.

By:       /s/ Kathy Whyte, President,
            Chief Executive Officer,
            a member of the Board of Directors

By:       /s/ Michael Rezac
            Michael Rezac, Chief
            Financial Officer, Principal
            Accounting Officer, Treasurer,
            a member of the Board of Directors